T. Rowe Price Emerging Markets Stock Fund

Supplement to Prospectus and Summary Prospectus dated March 1, 2022

The following changes are effective May 1, 2022.

The fund’s Board of Directors has approved lowering the fund’s management fee. The fund’s management fee consists of two components—an individual fee component and group fee component that declines at certain asset levels based on the combined net assets of most T. Rowe Price funds. On October 31, 2021, the effective annual group fee rate was 0.28% of the fund’s average daily net assets and its individual fund fee rate, also applied to the fund’s average daily net assets, was 0.75%. Effective May 1, 2022, the fund’s individual fund fee rate will be reduced to 0.65% of the fund’s average daily net assets.

To reflect the lower management fee, the fee table and expense example on pages 1 and 2 of the summary prospectus and prospectus are revised as follows:

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. You may also incur brokerage commissions and other charges when buying or selling shares of the Investor Class or I Class, which are not reflected in the table.

Fees and Expenses of the Fund

	Investor Class		I Class	Z Class
Shareholder fees (fees paid directly from your investment)
Maximum account fee	$20	[a]	—	—
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.93%[b]		0.93%[b]	0.93%[b]

Distribution and service (12b-1) fees	—		—	—

Other expenses	0.18		0.04	0.04

Total annual fund operating expenses	1.11	[b]	0.97 [b]	0.97 [b]

Fee waiver/expense reimbursement	—		—	(0.97)[b,c]

Total annual fund operating expenses after fee waiver/expense reimbursement	1.11	[b]	0.97 [b]	0.00 [b,c]

a Subject to certain exceptions, accounts with a balance of less than $10,000 are charged an annual $20 fee.

b Restated to reflect current fees.

c T. Rowe Price Associates, Inc., has contractually agreed to waive and/or bear all the Z Class’ expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses) in their entirety. T. Rowe Price Associates, Inc., expects this fee waiver and/or expense reimbursement arrangement to remain in place indefinitely, and the agreement may only be amended or terminated with approval by the fund’s Board of Directors.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. The example also assumes that any current expense limitation arrangement remains in place for the period noted in the previous table; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$113	$353	$612	$1,352
I Class	99	309	536	1,190
Z Class	0	0	0	0

--End of Supplement Text--

The first paragraph below the “Group Fee Schedule” table on page 11 of the prospectus is replaced with the following:

The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. On October 31, 2021, the effective annual group fee rate was 0.28%. Effective May 1, 2022, the individual fund fee rate, also applied to the fund’s average daily net assets, will be 0.65%. Prior to May 1, 2022, the fund’s individual fund fee rate was 0.75%.

The date of this supplement is April 28, 2022.

F111-041 4/28/22